FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“First Amendment”), dated as of June 13, 2014, is entered into by and between HOOPER HOLMES, INC. (“Seller”), and MCELROY DEUTSCH MULVANEY & CARPENTER, LLP (“Purchaser”), with reference to the following facts:

A.Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated as of May 13, 2014 (“Purchase Agreement”) for the sale of the Property, as more particularly described in the Purchase Agreement.

B.Seller and Purchaser now desire to amend the Purchase Agreement in certain respects, as provided for hereinbelow. Capitalized terms not defined herein have the meanings specified in the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.Amendments to Purchase Agreement. The Purchase Agreement is hereby amended as follows:

a.End of the Inspection Period. Seller and Purchaser agree Section 1.7 of the Purchase Agreement shall be amended to read as follows: End of the Inspection Period shall mean 5:00 p.m. New Jersey time on July 2, 2014.

2.Successor and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties, their respective heirs, legal representatives, successors and assigns.

3.Counterparts. This First Amendment may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument. Signatures sent via facsimile or electronic mail, including but not limited to signatures in the form of PDF files, scanned images, etc., shall constitute original signatures for the purposes of this Agreement.

4.Status of Purchase Agreement. Except as specifically amended by this First Amendment, the Purchase Agreement remains unchanged and, as amended by this First Amendment, the Purchase Agreement is in full force and effect.

IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as of the date first above written.

SELLER:	HOOPER HOLMES, INC.
By: /s/ Henry E. Dubois Name: Henry E. Dubois Title: President & CEO
PURCHASER:	MCELROY DEUTSCH MULVANEY & CARPENTER, LLP /s/ Edward B. Deutsch Name: Edward B. Deutsch Title: Managing Partner

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